U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): September 26, 2001

AVANI INTERNATIONAL GROUP INC.

 (Name of Small Business Issuer in its charter)

 Nevada                 000-23319                      88-0367866

(State of           Commission File No.        (I.R.S. Employer

Incorporation)                                 I.D. Number)

#328-17 Fawcett Road, Coquitlam, B.C. (Canada)    V3K 6V2

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number 604-525-2386.

Item 1. Change of Control.

As reported in the Company’s Form 10-QSB for the period ended June 30, 2001, the Company received a loan in the amount of $500,745.31 from an unaffiliated third party. The loan was unsecured, was due and payable on December 31, 2001, and at the discretion of the Company, the loan may have been paid in cash or in the form of common stock at a price per share equal to the closing price of the Company’s common stock as quoted on the NASDAQ OTCBB or other market, on the trading day immediately preceding the due date. The lender of the loan was David Pok Beng Kwong.

On September 26, 2001, the Company revised the principal amount of the loan with the lender by reducing the principal amount of the loan to $210,745.31, among other terms, and by entering separate loan agreements and promissory notes totaling $ 290,000 in the aggregate with four other persons. Each of the loans are unsecured, are due and payable on December 31, 2001, and at the discretion of the Company, the loans are payable in cash or in the form of common stock at a price per share equal to the closing price of the Company’s common stock as quoted on the NASDAQ OTCBB or other market, on the trading day immediately preceding the due date. In addition on such date, David Pok Beng Kwong purchased 500,000 shares of common stock of the Company in exchange for reducing the principal amount of his loan by $25,000 from $210,745.31 to $185,745.31. In addition, this lender received stock purchase warrants to purchase a total of 500,000 shares of common stock as follows; at a price per share of $0.05 if on or before September 26, 2003, at a price per share of $0.06 if on or before September 26, 2005; and at a price per share of $0.07 if on or before September 26, 2006.

After giving effect to the 500,000 shares of common stock issued to this lender and the stock purchase warrants to acquire an additional 500,000 shares of common stock of the Company obtained by this lender, David Pok Beng Kwong is the beneficial owner of 32.9% of the common stock of the Company. As of this date, 2,535,052 shares of common stock are issued and outstanding.

In connection with the above transactions, the Company also entered into a finder’s fee agreement with a third party. Pursuant to the agreement, the Company agreed to pay the finder 10% of the common stock and stock purchase warrants, if any, received by the various lenders upon conversion of their respective loans.

Item 7. Financial Statements and Exhibits.

(c). Exhibits

10(xxix) Finder’s Fee Agreement dated September 26, 2001 by and between Avani International Group, Inc and Tee Ah Siew.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avani International Group, Inc.

October 23, 2001

/s/ Dennis Robinson

Dennis Robinson

Treasurer and

Chief Accounting Officer

                          EXHIBIT INDEX

     Exhibit Number                Description

     -------------------                --------------

10(xxix) Finder’s Fee Agreement dated September 26, 2001 by and between Avani International Group, Inc and Tee Ah Siew.

Exhibit 10(xxix)

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE ACT UNLESS THE SECURITIES ARE REGISTERED IN THE UNITED STATES OR AN EXEMPTION UNDER THE ACT IS AVAILABLE.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES OFFERED HEREBY ARE PROHIBITED UNLESS IN COMPLIANCE WITH THE ACT.

FINDER’S FEE AGREEMENT

This Finder’s Fee Agreement is entered into this 26th day of  September 2001.

BETWEEN:

AVANI INTERNATIONAL GROUP, INC. with its business address at

Suite 328 – 17 Fawcett Road, Coquitlam, B.C. Canada V3K 6V2

(the “Company”)

OF THE FIRST PART

AND:

Tee Ah Siew, with her address at No. 6 Jalan 7 Kaw 15 Taman Seng Chai Off Jln. Bukit Kuda, Klang, Selangor, 41300 Malaysia.

(the “Finder”)

OF THE SECOND PART

WHEREAS:

A.

Company has entered into various loan agreements dated September 26, 2001, with DAVID POK BENG KWONG of Malaysia and other third parties (individually an “Investor” and collectively “Investors”). Pursuant to the loan agreements, the Company intends to repay the loans in the form of common stock of the Company. In addition, common stock purchase warrants may be issued by the Company to the Investors. The common stock and common stock purchase warrants, if any, issued by the Company to the Investors in connection with the conversion of the loans shall hereinafter be referred to as the “Equity Considerations”.  The Equity Considerations are “restricted securities” as defined under the United States securities laws.

B.

Finder was instrumental in arranging the loan agreements and as consideration therefore, Company desires to pay Finder a finder’s fee as hereinafter set forth;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and mutual covenants and agreements herein contained the parties hereto agree as follows:

1.

Finder shall be paid a finder’s fee equal to 10% of the Equity Considerations. Any common stock purchase warrants issued to the Finder will be of identical terms and conditions (other than the amount) as the common stock purchase warrants, if any, issued to the respective Investor. The finder’s fee similarly will be restricted securities” under the United States securities laws.

2.

Payment of finder’s fee will be made not later than thirty (30) days from the issuance of the Equity Considerations to the respective Investor.

3.

Finder covenants and agrees that at all times from and after the date of this Agreement, he/she will not reveal or otherwise disclose, at anytime, to any competitor of Company or any other person, firm, corporation, association or other entity, any of the confidential information or data regarding Company which Finder may have acquired in connection with the services rendered herein.  In addition, Finder covenants and agrees that, he/she will not use any confidential information and material for his/her own benefit.

4.

Any notice to be given under this Agreement shall be in writing and shall be delivered personally or mailed by registered mail and addressed to the parties at their addresses as given on the first page of this Agreement or at such other address as may from time to time be notified in writing by any of the parties.  Any such notice shall be deemed to have been given of delivered by hand on the day delivered, and if mailed, ten (10) business days following the day of posting.

5.

This Agreement may not be assigned by either party hereto except with the prior written consent of the other party hereto.

6.

Representations and Warranties of the Finder. As material inducement to pay the finder’s fee as provided herein, Finder represents and warrants to the Company as of the date hereof that:

A.

He has read, considered, and understands the Company’s filing with the Securities and Exchange Commission, including its Form 10-KSB for the period ended December 31, 2000, Form 10-QSB for the periods ended March 31, 2001 and June 30, 2001, respectively, and Form 8-K for the event of September 26, 2001 (collectively, the “Disclosure Documents”).

B.

He understands that the securities described herein have not been registered under the Act, and he further understands that he is acquiring such securities without being furnished any offering literature or prospectus, other than the Disclosure Documents. He is acquiring such securities for his own account, for investment purposes only, and not with a view towards resale or distribution.

C.

He is not a "US Person" which is defined below:

(a) Any natural person resident in the United States;

(b) Any partnership or corporation organized or incorporated under the laws of the United States;

(c) Any estate of which any executor or administrator is a US person;

(d) Any trust of which any trustee is a US person;

(e) Any agency or branch of a foreign entity located in the United States;

(f) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US person;

(g) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(h) Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a US person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the Act) who are not natural persons, estates or trusts.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

D.

He is not acquiring the securities described herein for the benefit of any US Person.

E.

He will not resell the securities described herein except in accordance with the provisions of Regulation S (Rule 901 through 905 and Preliminary Notes), pursuant to a registration under the Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transaction with regard to such securities unless in compliance with the Act.

7.

Acknowledgments of the Finder. Finder hereby acknowledges and understands the following:

A. The Company has a limited assets and has no history of profitable operations;

B. The Equity Considerations have been issued in reliance of exemptions under the Act and has not been registered under the Act; there are substantial restrictions on the transferability of the such securities including those identified in Regulation S; Finder will not be able to avail himself immediately of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Act and/or Regulation S with respect to the resale of such securities; and, accordingly, he may have to hold such investment indefinitely and that it may not be possible for him to liquidate such securities;

C. The certificate representing such securities will bear the following restrictive legend:

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These shares have been acquired for investment, and may not be offered for sale, hypothecated, sold or transferred, nor will any assignee or transferee thereof be recognized by the Company as having any interest in such shares, in the absence of (i) compliance with Regulation S (Rule 901 through 905, and Preliminary Notes), (ii) an effective registration statement with respect to these securities under the Act, or (iii) an available exemption from registration under the Act.  Hedging transactions involving these securities may not be conducted unless in compliance with the Act."

D. The Company will refuse to register any transfer of securities by Finder not made according to Regulation S.

E. None of the following have ever been represented, guaranteed, or warranted to him by any brokers, the Company, their affiliates, agents, or employees or any other person, expressly or by implication:

(i)

the approximate or exact length of time that he will be required to remain an owner of his investment in the Common Stock;

(ii)

the percentage of profit and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of this investment; or

(iii) the past performance or experience on the part of the Company or any affiliates, any securities broker or finder, its partners, salesmen, associates, agents or employees or of any other person, that will in any way indicate the predictable results of an investment in the Common Stock.

8.

Indemnification.

Finder acknowledges that he understands the meaning and legal consequences of the representations and warranties contained in Paragraph 6 hereof, and that the Company will be relying upon such representations and warranties. Accordingly, he hereby agrees to indemnify and hold harmless the Company from and against any and all loss, damage or liability due to or arising out of any breach of any representation or warranty of Finder contained in this Investment Agreement.

9. This Agreement will be construed under and governed by the laws of the State of Nevada.

10. This Agreement represents the entire agreement between the parties and supersedes any and all prior agreements and understandings, whether written or oral, between the parties.

11. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day and year first above written.

Signed, Sealed and Delivered

by Company in the presence of:

AVANI INTERNATIONAL GROUP, INC.

_________________________

___________________________________

Witness

Authorized Signatory

_________________________

Address

_________________________

Address

Signed, Sealed and Delivered

TEE AH SIEW

by Finder in the presence of:

_________________________

___________________________________

Witness

Finder

_________________________

Address

_________________________

Address

** Conversion terminated at this point (TRIAL version of software). For full functionality, click on "Purchase Now" in the installed product. Thank you.